Palmer Square Absolute Return Fund
A series of the Investment Managers Series Trust

Supplement dated October 16, 2013, to the
Summary Prospectus dated September 3, 2013, and the Prospectus and the Statement of
Additional Information dated September 1, 2013

Reduction of Advisory Fee and Expense Cap

Effective November 1, 2013, the Advisor has agreed to lower its management fee from 1.75% to 1.35% of the Fund’s average daily net assets.  In addition, the Advisor has agreed to reduce the limit on the total annual fund operating expenses of each Class of the Fund, excluding certain expenses described below, by 0.40%, to 1.85% and 2.10% of the average daily net assets of the Fund's Class I and Class A shares, respectively.  Accordingly, the Fund’s Summary Prospectus and Prospectus are supplemented by replacing the “Fees and Expenses” table with the following table:

		Class A Shares		Class I Shares
Shareholder Fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)		5.75%		None
Maximum deferred sales charge (load) (as a percentage of the lesser of asset value at purchase or redemption)		1.00%1		None
Redemption fee (as a percentage of amount redeemed)		None		None
Wire fee		$20		$20
Overnight check delivery fee		$15		$15
Retirement account fees (annual maintenance fee)		$15		$15

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees		1.35%		1.35%
Distribution and/or service (12b-1) fees		0.25%		None
Other expenses		1.26%		1.26%
Dividend and interest expense on short sales	0.59%		0.59%
Shareholder servicing fee	0.07%		0.07%
All other expenses	0.60%		0.60%
Acquired fund fees and expenses		0.01%		0.01%
Total annual fund operating expenses2		2.87%		2.62%
Fee waiver and/or expense reimbursements3		(0.17)%		(0.17)%
Total annual fund operating expenses (after fee waiver and/or expense reimbursements)2,3		2.70%		2.45%

1.
No sales charge applies on investments of $1 million or more, but a contingent deferred sales charge ("CDSC") of 1% will be imposed on certain redemptions of such shares within 12 months of the date of purchase.

2.
The total annual fund operating expenses and total annual fund net operating expenses after fee waivers and/or expense reimbursements do not correlate to the ratio of expenses to average net assets appearing in the financial highlights tables, which reflect only the operating expenses of the Fund and do not include acquired fund fees and expenses.

3.
Effective November 1, 2013, the Fund’s advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that total annual fund operating expenses (excluding acquired fund fees and expenses (as determined in accordance with Form N-1A), interest, taxes, dividends and interest expenses on short positions, brokerage commissions and extraordinary expenses such as litigation expenses) do not exceed 2.10% and 1.85% of the average daily net assets of the Fund's Class A shares and Class I shares, respectively.  This agreement is effective until August 31, 2014, and it may be terminated before that date only by Trust's Board of Trustees.  The Fund’s advisor is permitted to seek reimbursement from the Fund, subject to certain limitations, for fees it waived and Fund expenses it paid for three years from the date of any such waiver or payment.

In addition, effective November 1, 2013, the following sentence replaces the applicable information in the section titled “MANAGEMENT OF THE FUND - The Advisor” in the Fund’s Prospectus:

For its services, the Advisor is entitled to receive an annual management fee of 1.35%, calculated daily and payable monthly, as a percentage of the Fund’s average daily net assets.

The following text replaces any inconsistent information in the second paragraph under “Fund Expenses” in the Fund’s Prospectus and SAI:”

The Fund is responsible for its own operating expenses.  The Advisor has contractually agreed, however, to waive its fees and/or pay for expenses of the Fund to ensure that the total annual fund operating expenses (excluding any acquired fund fees and expenses (as determined in accordance with Form N-1A), interest, taxes, dividends on short positions, brokerage commissions and extraordinary expenses such as litigation expenses) do not exceed 2.10% and 1.85% of the average daily net assets of its Class A shares and Class I shares, respectively.  This agreement is effective until August 31, 2014, and it may be terminated before that date only by the Trust's Board of Trustees.

Performance

The Fund’s performance benchmark, which is shown in the Fund’s Summary Prospectus and Prospectus, is changing from the HFRX Global Hedge Fund Index to the HFRX Absolute Return Index, which more closely reflects the Fund’s investment strategy.  Accordingly, the following table replaces the “Average Annual Return Table” in the Fund’s Summary Prospectus and Prospectus:

Average Annual Total Returns (for the periods ended December 31, 2012)

	1 Year	Since Inception May 17, 2011
Class I Shares — Return Before Taxes	1.19%	(2.27)%
Class I Shares — Return After Taxes on Distributions*	1.16%	(2.29)%
Class I Shares — Return After Taxes on Distributions and Sale of Fund Shares*	0.82%	(1.93)%
Class A Shares — Return Before Taxes	(4.88)%	(5.99)%
HFRX Absolute Return Index** (reflects no deduction for fees, expenses or taxes)	0.88%	(1.39)%
HFRX Global Hedge Fund Index** (reflects no deduction for fees, expenses or taxes)	3.51%	(2.81)%

*
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after–tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.  This Fund is a multiple class fund that offers more than one class in this prospectus; after-tax returns are shown for Class I Shares and after-tax returns for other classes will vary.

**
The Advisor has changed the Fund’s performance benchmark from the HFRX Global Hedge Fund Index to the HFRX Absolute Return Index because the Advisor believes the HFRX Absolute Return Index more closely reflects the Fund’s strategy.

Sub-Advisors

Glaxis Capital Management, LLC no longer serves as a sub-advisor to the Fund.

Please file this Supplement with your records.

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